UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2006

SCIELE PHARMA, INC.

(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway

Suite 1800

Atlanta, Georgia 30328

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01                                             Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On July 25, 2006, Sciele Pharma, Inc. (the “Company”) issued a press release announcing the receipt of a letter from The Nasdaq Stock Market, Inc. indicating the Company’s failure to comply with Marketplace Rule 4350(i)(1)(D)(ii) and the resolution of such matter.  The description of the resolution is included in the Company’s press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

The exhibits listed below are filed herewith.

(d)           Exhibits

99.1         Press Release dated July 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIELE PHARMA, INC.
(Registrant)

	By:	/s/ Darrell Borne
	Name:	Darrell Borne
	Title:	EVP, Chief Financial Officer, Secretary and Treasurer

Date: July 25, 2006